UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-7154

Cohen & Steers Total Return Realty Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Item 1. Reports to Stockholders.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2014. The net asset value (NAV) at that date was $14.15 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at year end, the Fund's closing price on the NYSE was $13.20.

The total returns, including income, for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2014	Year Ended December 31, 2014
Cohen & Steers Total Return Realty Fund at NAV[a]	10.05%	27.90%
Cohen & Steers Total Return Realty Fund at Market Value[a]	12.49%	21.70%
FTSE NAREIT Equity REIT Index[b]	10.61%	30.14%
Blended Benchmark—80% FTSE NAREIT Equity REIT Index, 20% BofA Merrill Lynch REIT Preferred Securities Index[b]	9.52%	28.76%
S&P 500 Index[b]	6.12%	13.69%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

Cohen & Steers Total Return Realty Fund, Inc. (the Fund), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and can deviate from the NAV per share of the Fund.

b  The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The BofA Merrill Lynch REIT Preferred Securities Index is a subset of the BofA Merrill Lynch Fixed-Rate Preferred Securities Index including all real estate investment trust issued preferred securities. The S&P 500 Index is an unmanaged index of 500 large-cap stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

capital gains, where applicable, as part of the regular quarterly cash distributions to its shareholders (the Plan). The Plan will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular quarterly basis. In accordance with the Plan, the Fund currently distributes $0.24 per share on a quarterly basis. Prior to September 2014, the Fund distributed $0.22 per share on a quarterly basis.

The Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a return of capital distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund's investment performance from the amount of these distributions or from the terms of the Fund's Plan. The Fund's total return based on net asset value is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund's stock is trading at or above net asset value) or widening an existing trading discount.

Fair Value Policy

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. equity holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark, which does not use fair value pricing.

Investment Review

U.S. real estate investment trusts (REITs) rallied from a disappointing year in 2013 to post their best annual returns since 2006. Improving economic growth led to strengthening fundamentals across all property types, while a decline in Treasury yields from already low levels led to better investor sentiment toward higher-yielding equities. Earnings reports from commercial real estate companies announced throughout the year generally met or exceeded expectations, sustaining the group's outperformance of the broader equity market.

Property Sector Returns Were Broadly in Double Digits

Returns were positive across all property types. Apartment REITs (39.7% total return) did particularly well amid strong job gains and relatively modest new supply. The regional mall sector

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

(32.6%) was also resilient, benefiting in part from merger and acquisition activity. Mall owner Glimcher Realty had a large gain on a buyout offer from Washington Prime, which was formed in May as a spin off from Simon Property Group.

Health care property companies (33.1%) were also a top performer. While the group's growth rates are not as robust compared with many other sectors, investors found favor in health care's visible income streams in an environment of low interest rates. Hotels (32.5%) had a healthy gain. Earnings were generally supportive, although there was some lowered guidance related to softening demand outside of the U.S.

Self storage owners (31.5%) as with REITs broadly, continued to benefit from strong demand and muted new supply. In the office sector (25.9%), asset values and rent-growth expectations continued to improve, particularly in New York City and certain West Coast markets. In news, late in the year, Paramount Group had the largest REIT initial public offering in U.S. history, in a deal that raised nearly $2.5 billion. The company focuses on New York City but also owns offices in Washington, D.C. and San Francisco.

Industrial real estate companies (21.0%) underperformed the index but still registered a strong absolute gain. The sector was one property type that was restrained, relatively speaking, by concerns of higher supply. The free standing retail sector (9.3%) also trailed the wider REIT market, due to a decline in the shares of American Realty Capital Properties, which reported an overstatement of its first-half 2014 cash flow.

REIT Preferred Securities Also Rallied

Preferred securities issued by commercial real estate companies had a total return of 22.9% in the period as measured by the BofA Merrill Lynch REIT Preferred Index, aided by low interest rates and the good fundamentals that helped lift REITs' common shares. Although REIT cash flows have been growing with the U.S. economy, real estate companies remained generally conservative with balance sheet management, and the new supply of REIT preferreds was quite limited.

Fund Performance

The Fund had a positive total return for the year, although it underperformed its blended benchmark based on NAV and market price. Factors that detracted from relative returns included stock selection in the hotel and office sectors and our overweight in industrial real estate companies. The Fund's allocation to REIT preferred securities had significant absolute total returns, but did not keep pace with the preferreds included in the benchmark. We were underweight certain longer-duration investment-grade REIT preferreds that were poor performers in 2013, but then rebounded strongly as longer-term bond yields declined.

Factors that helped relative performance included stock selection in the regional mall sector, where we had a beneficial overweight in Glimcher Realty when its share price rallied on the buyout news. We believed that the quality of the company's assets was not being fully recognized by the market. Stock selection in the diversified, health care, shopping center and self storage sectors also aided performance. In addition, we were underweight American Realty Capital Properties in the free standing retail sector.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of single stock options with the intention of enhancing total returns and reducing overall volatility. These contracts did not have a material impact on the Fund's total return during the 12-month period ended December 31, 2014.

Investment Outlook

The U.S. economy appears to be on generally solid footing. With third-quarter 2014 gross domestic product growth revised upward to 5%, the highest reading since 2003, positive U.S. employment trends may be sustainable at recent levels or even improve, with potential benefits accruing to REITs in terms of rising occupancies and rents. The dramatic fall in gasoline prices in 2014 may prove to be an economic bonus in 2015, by incrementally giving consumers more spending power in the new year.

We retain a focus on cyclically sensitive names. We continue to favor New York and West Coast offices, along with select retail, self storage and apartment REITs, based on our view of strengthening fundamentals. Within the self storage sector, we expect further upside to cash-flow growth amid strong demand and limited new supply. We maintain an overall favorable view of apartments. We believe employment growth and household formation trends should support multifamily occupancies and rents; however, the ability to buy homes should gradually improve in a better credit environment, which, along with rising supply, bears monitoring.

In terms of where we stand with performance and valuations, we believe U.S. REITs continue to offer positive risk-adjusted-return potential, as the prospect of higher asset values and cash flows in an improving economy should outweigh the likely return of higher short-term Treasury rates later in 2015. In general, we believe the improvement in real estate fundamentals and continued job growth can drive further gains in net asset values and improvements in cash-flow growth.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Sincerely,

ROBERT H. STEERS	JOSEPH M. HARVEY
Chairman	Portfolio Manager

WILLIAM F. SCAPELL	THOMAS N. BOHJALIAN
Portfolio Manager	Portfolio Manager

  JASON YABLON

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate, infrastructure and commodities, along with preferred securities and other income solutions.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

December 31, 2014

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$25,291,983	6.8
Equity Residential	19,577,909	5.3
Prologis	12,146,379	3.3
SL Green Realty Corp.	11,790,359	3.2
Vornado Realty Trust	11,465,896	3.1
Ventas	9,667,956	2.6
UDR	9,565,912	2.6
Essex Property Trust	8,381,555	2.3
Kilroy Realty Corp.	6,757,947	1.8
CubeSmart	5,934,203	1.6

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2014

		Number of Shares	Value
COMMON STOCK—REAL ESTATE	79.2%
DIVERSIFIED	5.7%
American Assets Trust		113,637	$4,523,889
Forest City Enterprises, Class Aa		78,359	1,669,047
Gramercy Property Trust		416,242	2,872,070
Societe Fonciere Lyonnaise SA (France)		8,406	369,842
Vornado Realty Trust		97,408	11,465,896
			20,900,744
HEALTH CARE	7.4%
Aviv REIT		159,490	5,499,215
Health Care REIT		27,690	2,095,302
Healthcare Trust of America, Class A		117,195	3,157,233
Omega Healthcare Investors		120,395	4,703,833
Physicians Realty Trust		136,464	2,265,303
Ventas		134,839	9,667,956
			27,388,842
HOTEL	6.3%
Belmond Ltd., Class A (Bermuda)[a]		129,764	1,605,181
DiamondRock Hospitality Co.		170,130	2,529,833
Extended Stay America		98,963	1,910,975
Hersha Hospitality Trust		188,014	1,321,738
Hilton Worldwide Holdings[a]		86,372	2,253,445
Host Hotels & Resorts		97,143	2,309,089
La Quinta Holdings[a]		44,812	988,553
Strategic Hotels & Resorts[a]		393,981	5,212,369
Sunstone Hotel Investors		319,862	5,280,922
			23,412,105
INDUSTRIALS	5.8%
First Industrial Realty Trust		115,763	2,380,087
Prologis		282,277	12,146,379
QTS Realty Trust, Class A		69,064	2,337,126
Rexford Industrial Realty		126,098	1,981,000
STAG Industrial		103,509	2,535,970
			21,380,562

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

		Number of Shares	Value
OFFICE	15.3%
BioMed Realty Trust		203,635	$4,386,298
Boston Properties		28,115	3,618,119
Brandywine Realty Trust		149,567	2,390,081
Corporate Office Properties Trust		80,723	2,290,111
Douglas Emmett		153,826	4,368,658
Empire State Realty Trust, Class A		215,474	3,788,033
Equity Commonwealth		136,671	3,508,345
Highwoods Properties		102,470	4,537,372
Hudson Pacific Properties		51,801	1,557,138
Kilroy Realty Corp.		97,842	6,757,947
Liberty Property Trust		88,300	3,322,729
Parkway Properties		201,572	3,706,909
PS Business Parks		8,903	708,145
SL Green Realty Corp.		99,062	11,790,359
			56,730,244
RESIDENTIAL	14.1%
APARTMENT	13.5%
American Homes 4 Rent, Class A		142,399	2,425,055
Apartment Investment & Management Co.		147,341	5,473,718
AvalonBay Communities		10,178	1,662,983
Equity Residential		272,521	19,577,909
Essex Property Trust		40,569	8,381,555
Home Properties		44,570	2,923,792
UDR		310,380	9,565,912
			50,010,924
MANUFACTURED HOME	0.6%
Sun Communities		35,425	2,141,796
TOTAL RESIDENTIAL			52,152,720
SELF STORAGE	5.3%
CubeSmart		268,881	5,934,203
Extra Space Storage		90,173	5,287,745
Public Storage		22,827	4,219,571
Sovran Self Storage		46,554	4,060,440
			19,501,959

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

		Number of Shares	Value
SHOPPING CENTERS	18.7%
COMMUNITY CENTER	6.7%
Brixmor Property Group		123,312	$3,063,070
DDR Corp.		246,607	4,527,705
Kimco Realty Corp.		102,956	2,588,314
Ramco-Gershenson Properties Trust		152,315	2,854,383
Regency Centers Corp.		86,645	5,526,218
Retail Properties of America, Class A		112,551	1,878,476
Washington Prime Group		69,441	1,195,774
Weingarten Realty Investors		85,612	2,989,571
			24,623,511
FREE STANDING	1.3%
Spirit Realty Capital		395,688	4,704,730
REGIONAL MALL	10.7%
General Growth Properties		139,596	3,926,836
Glimcher Realty Trust		138,235	1,899,349
Macerich Co. (The)		42,471	3,542,506
Pennsylvania REIT		79,992	1,876,612
Simon Property Group		138,883	25,291,983
Taubman Centers		41,566	3,176,474
			39,713,760
TOTAL SHOPPING CENTERS			69,042,001
SPECIALTY	0.6%
CyrusOne		86,218	2,375,306
TOTAL COMMON STOCK (Identified cost—$208,720,277)			292,884,483
PREFERRED SECURITIES—$25 PAR VALUE	16.1%
BANKS	0.5%
First Republic Bank, 5.625%		40,000	958,000
Regions Financial Corp., 6.375%, Series B		40,000	1,016,000
			1,974,000
BANKS—FOREIGN	0.1%
National Westminster Bank PLC, 7.76%, Series C (United Kingdom)		13,358	348,911

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

		Number of Shares	Value
FINANCE—INVESTMENT BANKER/BROKER	0.3%
Morgan Stanley, 6.375%, Series I		40,000	$1,012,400
INDUSTRIALS—CHEMICALS	0.2%
CHS, 6.75%		30,000	762,600
INSURANCE—MULTI-LINE—FOREIGN	0.3%
ING Groep N.V., 7.375% (Netherlands)		40,000	1,029,600
REAL ESTATE	14.7%
DIVERSIFIED	4.3%
Colony Financial, 8.50%, Series A		49,220	1,293,502
DuPont Fabros Technology, 7.875%, Series A		40,000	1,020,000
DuPont Fabros Technology, 7.625%, Series B		40,000	1,020,800
EPR Properties, 6.625%, Series F		50,000	1,260,000
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)		11,300	546,016
National Retail Properties, 6.625%, Series D		124,000	3,154,560
National Retail Properties, 5.70%, Series E		24,000	582,000
NorthStar Realty Finance Corp., 8.50%, Series D		17,500	438,550
NorthStar Realty Finance Corp., 8.75%, Series E		73,800	1,861,974
PS Business Parks, 5.75%, Series U		55,139	1,308,449
Urstadt Biddle Properties, 7.125%, Series F		20,000	520,000
Vornado Realty Trust, 6.625%, Series I		30,796	782,218
Vornado Realty Trust, 5.70%, Series K		30,000	721,800
Wells Fargo Real Estate Investment Corp., 6.375%, Series A		50,135	1,270,922
			15,780,791
FINANCE	0.4%
iStar Financial, 7.50%, Series I		67,101	1,620,153
HEALTH CARE	0.4%
Health Care REIT, 6.50%, Series J		58,400	1,556,944

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

		Number of Shares	Value
HOTEL	1.6%
Ashford Hospitality Trust, 8.45%, Series D		19,350	$494,005
Ashford Hospitality Trust, 9.00%, Series E		20,000	529,600
Chesapeake Lodging Trust, 7.75%, Series A		20,000	527,400
Hersha Hospitality Trust, 8.00%, Series B		45,000	1,159,650
Hospitality Properties Trust, 7.125%, Series D		38,600	1,008,618
LaSalle Hotel Properties, 6.375%, Series I		25,000	631,225
Pebblebrook Hotel Trust, 7.875%, Series A		35,000	907,725
Sunstone Hotel Investors, 8.00%, Series D		25,000	656,000
			5,914,223
INDUSTRIALS	0.2%
First Potomac Realty Trust, 7.75%, Series A		15,000	384,750
Monmouth Real Estate Investment Corp., 7.875%, Series B		20,000	522,800
			907,550
OFFICE	1.5%
American Realty Capital Properties, 6.70%, Series F		152,647	3,487,984
Corporate Office Properties Trust, 7.375%, Series L		28,428	741,402
Hudson Pacific Properties, 8.375%, Series B		8,500	222,607
SL Green Realty Corp., 6.50%, Series I		40,000	1,019,600
			5,471,593
RESIDENTIAL	0.5%
APARTMENT	0.2%
Apartment Investment & Management Co., 6.875%		23,456	612,671
MANUFACTURED HOME	0.3%
Campus Crest Communities, 8.00%, Series A		24,650	625,863
Equity Lifestyle Properties, 6.75%, Series C		23,971	637,629
			1,263,492
TOTAL RESIDENTIAL			1,876,163
SELF STORAGE	1.0%
Public Storage, 5.875%, Series A		59,075	1,472,740
Public Storage, 6.35%, Series R		50,000	1,300,000
Public Storage, 6.375%, Series Y		34,000	890,800
			3,663,540

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

		Number of Shares	Value
SHOPPING CENTERS	3.9%
COMMUNITY CENTER	1.5%
Cedar Realty Trust, 7.25%, Series B		20,000	$525,600
DDR Corp., 6.50%, Series J		77,100	1,963,737
DDR Corp., 6.25%, Series K		20,697	517,839
Kimco Realty Corp., 6.90%, Series H		60,000	1,540,200
Kite Realty Group Trust, 8.25%, Series A		35,000	912,800
			5,460,176
FREE STANDING	0.3%
Realty Income Corp., 6.625%, Series F		36,479	956,479
REGIONAL MALL	2.1%
CBL & Associates Properties, 7.375%, Series D		63,830	1,608,516
General Growth Properties, 6.375%, Series A		50,000	1,253,000
Glimcher Realty Trust, 8.125%, Series G		79,989	2,003,724
Glimcher Realty Trust, 7.50%, Series H		19,000	501,220
Pennsylvania REIT, 8.25%, Series A		25,000	658,250
Taubman Centers, 6.50%, Series J		33,470	855,159
Taubman Centers, 6.25%, Series K		39,613	989,929
			7,869,798
TOTAL SHOPPING CENTERS			14,286,453
SPECIALTY	0.9%
Digital Realty Trust, 7.00%, Series E		15,000	382,500
Digital Realty Trust, 7.375%, Series H		88,000	2,342,560
TravelCenters of America LLC, 8.00%, due 12/15/29		30,325	759,641
			3,484,701
TOTAL REAL ESTATE			54,562,111
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$58,392,752)			59,689,622
PREFERRED SECURITIES—CAPITAL SECURITIES	3.6%
BANKS	0.5%
Bank of America Corp., 6.50%, Series Z		1,000,000	1,020,400
Farm Credit Bank of Texas, 10.00%, Series I		500	611,562
			1,631,962

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

		Number of Shares	Value
BANKS—FOREIGN	1.8%
Banco Bilbao Vizcaya Argentaria SA, 9.00% (Spain)		400,000	$429,000
Barclays PLC, 8.25% (United Kingdom)		1,000,000	1,026,919
Credit Agricole SA, 7.875%, 144A (France)[b]		400,000	408,264
Deutsche Bank AG, 7.50% (Germany)		2,000,000	1,925,000
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)[b]		500,000	592,500
Lloyds Banking Group PLC, 7.50% (United Kingdom)		1,000,000	1,020,000
Royal Bank of Scotland Group PLC, 7.648% (United Kingdom)		1,000,000	1,170,000
			6,571,683
FINANCE—DIVERSIFIED FINANCIAL SERVICES	0.2%
ARC Properties Operating Partnership LP/Clark Acquisition LLC, 3.00%, due 2/6/19		793,000	735,159
INSURANCE	0.6%
LIFE/HEALTH INSURANCE—FOREIGN	0.1%
La Mondiale Vie, 7.625% (France)		500,000	544,688
MULTI-LINE—FOREIGN	0.3%
AXA SA, 6.463%, 144A (France)[b]		1,000,000	1,057,500
PROPERTY CASUALTY—FOREIGN	0.2%
QBE Insurance Group Ltd., 6.75%, due 12/2/44 (Australia)		606,000	609,782
TOTAL INSURANCE			2,211,970
INTEGRATED TELECOMMUNICATIONS SERVICES	0.3%
Embarq Corp., 7.995%, due 6/1/36		1,000,000	1,120,000
UTILITIES—ELECTRIC UTILITIES—FOREIGN	0.2%
Enel SpA, 8.75%, due 9/24/73, 144A (Italy)[b]		750,000	874,688
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$13,020,692)			13,145,462

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

		Principal Amount	Value
CORPORATE BOND—INSURANCE—PROPERTY CASUALTY	0.1%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Ab		$375,000	$475,637
TOTAL CORPORATE BONDS (Identified cost—$345,007)			475,637
		Number of Shares
SHORT-TERM INVESTMENTS	0.3%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.00%[c]		1,000,000	1,000,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,000,000)			1,000,000
TOTAL INVESTMENTS (Identified cost—$281,478,728)	99.3%		367,195,204
OTHER ASSETS IN EXCESS OF LIABILITIES	0.7		2,635,586
NET ASSETS (Equivalent to $14.15 per share based on 26,135,469 shares of common stock outstanding)	100.0%		$369,830,790

Glossary of Portfolio Abbreviations

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

a  Non-income producing security.

b  Resale is restricted to qualified institutional investors. Aggregate holdings equal 0.9% of the net assets of the Fund, none of which are illiquid.

c  Rate quoted represents the annualized seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments in securities, at value (Identified cost—$281,478,728)	$367,195,204
Cash	1,149,636
Receivable for:
Dividends and interest	1,796,653
Investment securities sold	491,953
Other assets	793
Total Assets	370,634,239
LIABILITIES:
Payable for:
Dividends declared	451,627
Investment advisory fees	223,340
Administration fees	12,762
Directors' fees	356
Other liabilities	115,364
Total Liabilities	803,449
NET ASSETS	$369,830,790
NET ASSETS consist of:
Paid-in capital	$261,015,301
Accumulated undistributed net investment income	843,689
Accumulated undistributed net realized gain	22,255,303
Net unrealized appreciation	85,716,497
$369,830,790
NET ASSET VALUE PER SHARE:
($369,830,790 ÷ 26,135,469 shares outstanding)	$14.15
MARKET PRICE PER SHARE	$13.20
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(6.71)%

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

Investment Income:
Dividend income (net of $1,164 of foreign withholding tax)	$7,338,761
Interest income	280,564
Total Investment Income	7,619,325
Expenses:
Investment advisory fees	1,785,196
Merger related expenses	147,020
Administration fees	127,100
Shareholder reporting expenses	87,182
Professional fees	83,899
Transfer agent fees and expenses	23,320
Custodian fees and expenses	22,177
Directors' fees and expenses	13,598
Miscellaneous	98,020
Total Expenses	2,387,512
Net Investment Income	5,231,813
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	41,532,551
Written option contracts	10,982
Foreign currency transactions	(6,389)
Net realized gain	41,537,144
Net change in unrealized appreciation (depreciation) on:
Investments	8,320,002
Written option contracts	5,826
Foreign currency translations	21
Net change in unrealized appreciation (depreciation)	8,325,849
Net realized and unrealized gain	49,862,993
Net Increase in Net Assets Resulting from Operations	$55,094,806

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
From Operations:
Net investment income	$5,231,813	$2,640,386
Net realized gain	41,537,144	8,492,982
Net change in unrealized appreciation (depreciation)	8,325,849	(7,293,879)
Net increase in net assets resulting from operations	55,094,806	3,839,489
Dividends and Distributions to Shareholders from:
Net investment income	(4,693,811)	(2,728,388)
Net realized gain	(19,518,440)	(8,260,892)
Total dividends and distributions to shareholders	(24,212,251)	(10,989,280)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	221,694,351 [a]	265,252
Total increase (decrease) in net assets	252,576,906	(6,884,539)
Net Assets:
Beginning of year	117,253,884	124,138,423
End of year[b]	$369,830,790	$117,253,884

a  See Note 8.

b  Includes accumulated undistributed net investment income of $843,689 and $174,214, respectively.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,
Per Share Operating Performance:	2014	2013	2012	2011	2010
Net asset value, beginning of year	$12.23	$12.98	$12.30	$12.48	$11.06
Income (loss) from investment operations:
Net investment income	0.28 [a]	0.28 [a]	0.27	0.24	0.29
Net realized and unrealized gain	2.94	0.12	1.82	0.46	2.56
Total from investment operations	3.22	0.40	2.09	0.70	2.85
Less dividends and distributions to shareholders from:
Net investment income	(0.25)	(0.28)	(0.26)	(0.24)	(0.27)
Net realized gain	(1.05)	(0.87)	(1.15)	(0.64)	(1.17)
Total dividends and distributions to shareholders	(1.30)	(1.15)	(1.41)	(0.88)	(1.44)
Anti-dilutive effect from the issuance of reinvested shares	—	0.00 [b]	0.00 [b]	0.00 [b]	0.01
Net increase (decrease) in net asset value	1.92	(0.75)	0.68	(0.18)	1.42
Net asset value, end of year	$14.15	$12.23	$12.98	$12.30	$12.48
Market value, end of year	$13.20	$11.99	$14.72	$11.91	$14.88
Total net asset value return[c]	27.90%	3.00%[d]	16.66%[d]	5.91%[e]	25.41%[e]
Total market value return[c]	21.70%	–11.03%	36.74%	–14.13%	71.12%

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	For the Year Ended December 31,
Ratios/Supplemental Data:	2014	2013	2012	2011	2010
Net assets, end of year (in millions)	$369.8	$117.3	$124.1	$117.0	$117.9
Ratio of expenses to average daily net assets	0.94%[f]	0.94%	0.95%	0.91%	0.96%
Ratio of net investment income to average daily net assets	2.05%[f]	2.06%	1.96%	1.78%	1.99%
Portfolio turnover rate	41%	53%	65%	72%	101%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Does not reflect adjustments in accordance with accounting principles generally accepted in the United States of America. The net asset value for financial reporting purposes and the returns based upon those net asset values differ from the net asset value and returns reported on December 31, 2012.

e  Does not reflect adjustments in accordance with accounting principles generally accepted in the United States of America. The net asset value for financial reporting purposes and the returns based upon those net asset values differ from the net asset value and returns reported on December 31, 2010.

f  Includes non-recurring merger related expenses. Without these expenses, the ratio of expenses to average daily net assets would have been 0.88% and the ratio of net investment income to average daily net assets would have been 2.11%.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Total Return Realty Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund's investment objective is high total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter options are valued based upon prices provided by the respective counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of December 31, 2014.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund's investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$292,884,483	$292,884,483	$—	$—
Preferred Securities— $25 Par Value	59,689,622	59,689,622	—	—
Preferred Securities— Capital Securities:
Banks	1,631,962	—	1,020,400	611,562
Other Industries	11,513,500	—	11,513,500	—
Corporate Bonds	475,637	—	475,637	—
Short-Term Investments	1,000,000	—	1,000,000	—
Total Investments[a]	$367,195,204	$352,574,105	$14,009,537	$611,562	[b]

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

b  Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities	Common Stock— Real Estate— Industrials	Preferred Securities— Capital Securities— Banks
Balance as of December 31, 2013	$630,194	$630,194	$—
Change in unrealized appreciation (depreciation)	185,614	185,614	—
Transfers in to Level 3[a]	611,562	—	611,562
Transfers out of Level 3[b]	(815,808)	(815,808)	—
Balance as of December 31, 2014	$611,562	$—	$611,562

The change in unrealized appreciation (depreciation) attributable to securities owned on December 31, 2014 which were valued using significant unobservable inputs (Level 3) amounted to $27,500.

a  As of December 31, 2013, the Fund used significant observable inputs in determining the value of certain investments. As of December 31, 2014, the Fund used significant unobservable inputs in determining the value of the same investments.

b  As of December 31, 2013, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2014, the Fund used significant observable inputs in determining the value of the same investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Options: The Fund may purchase and write exchange-listed and over-the-counter put or call options on securities, stock indices and other financial instruments to enhance portfolio returns and reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

At December 31, 2014, the Fund did not have any written option contracts outstanding.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund directly purchases securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The Fund has a managed distribution policy in accordance with exemptive relief issued by the Securities and Exchange Commission. This policy gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular quarterly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the relief, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year. For the year ended December 31, 2014, the Fund paid distributions from both net investment income and net realized capital gains.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2014, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily net assets of the Fund.

Administration Fees: Effective as of the close of business on June 13, 2014, the Fund entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the average daily net assets of the Fund. For the period June 14, 2014, through December 31, 2014, the Fund incurred $79,502 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $3,003 for the year ended December 31, 2014.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2014, totaled $101,787,090 and $116,524,973, respectively. In addition, these purchases and sales exclude purchases and sales of $57,279,969 related to realigning the portfolio as a result of the reorganization of the Cohen & Steers Dividend Majors Fund, Inc. with and into the Fund.

Transactions in written option contracts for the year ended December 31, 2014, were as follows:

	Number of Contracts	Premiums
Written option contracts outstanding at December 31, 2013	545	$10,982
Option contracts expired	(545)	(10,982)
Written option contracts outstanding at December 31, 2014	—	$—

Note 4. Derivative Investments

The following table presents the effect of derivatives held during the year ended December 31, 2014, along with the respective location in the financial statements. The volume of activity for written option contracts for the year ended December 31, 2014 is summarized in Note 3.

Statement of Operations
Derivatives	Location	Realized Gain	Change in Unrealized Appreciation
Written option contracts	Net Realized and Unrealized Gain (Loss)	$10,982	$5,826

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2014	2013
Ordinary income	$7,747,920	$3,424,754
Long-term capital gain	16,464,331	7,564,526
Total dividends and distributions	$24,212,251	$10,989,280

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2014, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$282,621,301
Gross unrealized appreciation	$85,408,275
Gross unrealized depreciation	(834,372)
Net unrealized appreciation	$84,573,903
Undistributed ordinary income	$3,587,056
Undistributed long-term capital gains	$19,810,820

As of December 31, 2014, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to prior year REIT adjustments and merger related items. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $575,948, accumulated undistributed net realized gain was charged $707,421 and accumulated undistributed net investment income was credited $131,473. Net assets were not affected by this reclassification.

Note 6. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the year ended December 31, 2014, the Fund did not issue shares of common stock for the reinvestment of dividends. During the year ended December 31, 2013, the Fund issued 19,243 shares of common stock, for the reinvestment of dividends in an amount of $265,252.

On December 9, 2014, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Share Repurchase Program) from January 1, 2015 through December 31, 2015.

During the years ended December 31, 2014 and December 31, 2013, the Fund did not effect any repurchases.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 8. Merger

On December 10, 2013, the Boards of Directors of the Fund and Cohen & Steers Dividend Majors Fund, Inc. ("DVM") approved the reorganization and merger of DVM with and into the Fund in accordance with Maryland General Corporation Law. The purpose of the transaction was to permit shareholders to pursue substantially similar investment objectives in a fund that has a focused investment strategy with similar investment policies and anticipated lower expenses. The transaction was structured as a tax free reorganization under the Internal Revenue Code. On April 24, 2014, DVM's shareholders approved the reorganization and merger. Also on April 24, 2014, the Fund's shareholders approved the issuance of additional shares of the Fund's common stock in connection with the reorganization and merger with DVM.

After the close of business on June 13, 2014, the Fund acquired substantially all of the assets and liabilities of DVM with the investment portfolio constituting the principal asset. The investment portfolio of DVM, with a fair value of $218,242,458 and identified cost of $164,170,615 as of the date of the reorganization, was the principal asset acquired by the Fund. The acquisition was accomplished by a tax-free exchange of 12,580,987 shares worth $221,713,619 (including $19,268 paid in cash in lieu of fractional shares totaling 1,438 shares of the Fund) of DVM for 16,550,351 shares of the Fund. The net assets of DVM and the Fund immediately before the acquisition were $221,713,619 (including $54,071,853 of net unrealized appreciation) and $128,424,578, respectively. The combined net assets of the Fund immediately following the acquisition were $350,138,197. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however the cost basis of the investments received from DVM was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Merger related expenses were approximately $337,237, of which $147,020 were borne by the Fund and $190,217 were borne by DVM. Assuming the acquisition had been completed on January 1, 2014, the Fund's pro-forma results of operations for the year ended December 31, 2014, are as follows:

Net investment income	$6,559,704
Net realized and unrealized gain	72,485,100
Net increase in net assets resulting from operations	$79,044,804

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of changes in net assets attributable to DVM that have been included in the Fund's statement of operations.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2014 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Total Return Realty Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Total Return Realty Fund, Inc. (the "Fund") at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 25, 2015

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended December 31, 2014) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (9/27/93)	One Year	Five Years	Ten Years	Since Inception (9/27/93)
27.90%	15.34%	8.10%	10.52%	21.70%	16.82%	7.14%	9.79%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

TAX INFORMATION—2014 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $1,070,283. Additionally, 7.60% of the ordinary dividends qualified for the dividends received deduction available to corporations. Also, the Fund designates a long-term capital gain distribution of $15,960,727 at the 20% maximum rate and $503,604 at the 25% maximum rate.

REINVESTMENT PLAN

The Fund has a dividend reinvestment plan commonly referred to as an "opt-out" plan (the Plan). Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains (Dividends) automatically reinvested in additional common shares by Computershare as agent (the Plan Agent). Shareholders who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants.

The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the Dividend payment date, the net asset value (NAV) per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the Fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after the Dividend payment date (as the case may be, the Purchase Period), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph.

Participants in the Plan may withdraw from the Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent's fees for the handling of reinvestment of Dividends will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

Election of Additional Director

Effective January 26, 2015, the Board of Directors has elected Dean Junkans as director of the Fund to serve until the annual meeting of stockholders in 2017 and until he or his successor is duly elected and qualified.

Prior to becoming a Director of various Cohen & Steers funds, Mr. Junkans was Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014, and also served as Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014. He is currently a member, and former Chair, of the Claritas Advisory Committee at the CFA Institute, and is also a board member and Investment Committee member of Bethel University Foundation. He was a member of the Board of Governors of the University of Wisconsin Foundation, River Falls, from 1996 to 2004, and is a U.S. Army Veteran.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Directors[4]
Robert H. Steers Age: 61	Director and Chairman	Until next election of directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004.	21	Since 1991
Joseph M. Harvey Age: 51	Director and Vice President	Until next election of directors	President and Chief Investment Officer of CSCM since 2003 and President of CNS since 2004.	16	Since 2014
Disinterested Directors
Michael G. Clark Age: 49	Director	Until next election of directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	21	Since 2011

  (table continued on next page)

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Bonnie Cohen Age: 72	Director	Until next election of directors	Consultant. Board Member, DC Public Library Foundation since 2012, President since 2014; Board Member, Telluride Mountain Film Festival since 2010; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004.	21	Since 2001
George Grossman Age: 61	Director	Until next election of directors	Attorney-at-law.	21	Since 1993
Richard E. Kroon Age: 72	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	21	Since 2004
Richard J. Norman Age: 71	Director	Until next election of directors	Private Investor. Member, Montgomery County, Maryland Department of Corrections Volunteer Corps since February 2010; Liason for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	21	Since 2001

  (table continued on next page)

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Frank K. Ross Age: 71	Director	Until next election of directors	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	21	Since 2004
C. Edward Ward Jr. Age: 68	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	21	Since 2004

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 50	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005
William F. Scapell Age: 46	Vice President	Executive Vice President of CSCM since 2012. Prior to that, Senior Vice President of CSCM since 2003.	Since 2003
Thomas N. Bohjalian Age: 49	Vice President	Executive Vice President since 2012. Prior to that, Senior Vice President of the CSCM since 2006.	Since 2006
Yigal D. Jhirad Age: 50	Vice President	Senior Vice President of CSCM since 2007.	Since 2007
Francis C. Poli Age: 52	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007.	Since 2007
James Giallanza Age: 48	Treasurer and Chief Financial Officer	Executive Vice President of CSCM since January 2014. Prior to that Senior Vice President of CSCM since 2006.	Since 2006
Lisa D. Phelan Age: 46	Chief Compliance Officer	Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.	Since 2006
Heather Kaden Age: 39	Deputy Chief Compliance Officer	Vice President of CSCM since 2010 and Compliance Officer of Cohen & Steers UK, Limited since 2013. Prior to that, Senior Compliance Associate since 2007.	Since 2014

  (table continued on next page)

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

(table continued from previous page)

Name, Address and Age[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Tina M. Payne Age: 40	Assistant Secretary	Senior Vice President and Associate General Counsel of CSCM since 2010. Prior to that Vice President and Associate General Counsel since July 2007.	Since 2007
Neil Bloom Age: 44	Assistant Treasurer	Vice President of CSCM since August 2008.	Since 2009

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

William F. Scapell
Vice President

Thomas N. Bohjalian
Vice President

Yigal D. Jhirad
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Heather Kaden
Deputy Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-Administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: RFI

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represents past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

TOTAL RETURN REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

eDelivery NOW AVAILABLE

Stop traditional mail delivery; receive your shareholder reports and prospectus online.

Sign up at cohenandsteers.com

RFIAR

Annual Report December 31, 2014

Cohen & Steers Total Return Realty Fund

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at www.cohenandsteers.com/assets/content/uploads/code_of_ethics_exec_and_senior.pdf.  Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY  10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s Audit Committee, are each an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2014	2013
Audit Fees	$46,200	$44,910
Audit-Related Fees	$0	$0
Tax Fees	$6,380	$6,200
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)                   The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-

approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2)                   No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   Not applicable.

(g) For the fiscal years ended December 31, 2014 and December 31, 2013, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2014	201
Registrant	$6,380	$6,200
Investment Advisor	$15,000	$15,000

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the committee are Frank K. Ross (chairman), Michael G. Clark, Bonnie Cohen, George Grossman and Richard E. Kroon.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc., in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers, Inc. and its affiliated advisors (“Cohen & Steers”, “we” or “us”) follow in exercising voting rights with respect to securities held in its client portfolios.  All proxy-voting rights that are exercised by Cohen & Steers shall be subject to this Statement of Policy and Procedures

A.                                    General Proxy Voting Guidelines

Objectives

Voting rights are an important component of corporate governance.  Cohen & Steers has three overall objectives in exercising voting rights:

•                  Responsibility. Cohen & Steers shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders.  Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

•                  Rationalizing Management and Shareholder Concerns.  Cohen & Steers seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders.  In this respect, compensation must be structured to reward the creation of shareholder value.

•                  Shareholder Communication.  Since companies are owned by their shareholders, Cohen & Steers seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

General Principles

In exercising voting rights, Cohen & Steers shall conduct itself in accordance with the general principles set forth below.

•                  The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•                  In exercising voting rights, Cohen & Steers shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•                  Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•                  In exercising voting rights on behalf of clients, Cohen & Steers shall conduct itself in the same manner as if Cohen & Steers were the constructive owner of the securities.

•                  To the extent reasonably possible, Cohen & Steers shall participate in each shareholder voting opportunity.

•                  Voting rights shall not automatically be exercised in favor of management-supported proposals.

•                  Cohen & Steers, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

General Guidelines

Set forth below are general guidelines that Cohen & Steers shall follow in exercising proxy voting rights:

•                  Prudence.  In making a proxy voting decision, Cohen & Steers shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value.  Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

•                  Third Party Views.  While Cohen & Steers may consider the views of third parties, Cohen & Steers shall never base a proxy voting decision solely on the opinion of a third party.  Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

•                  Shareholder Value.  Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ.  In determining how a proxy vote may affect the economic value of a security, Cohen & Steers shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., Cohen & Steers may discount long-term views on a short-term holding).

Specific Guidelines

Uncontested Director Elections

Votes on director nominees should be made on a case-by-case basis using a “mosaic” approach, where all factors are considered in director elections and where no single issue is deemed to be determinative.  For example, a nominee’s experience and business judgment may be critical to the long-term success of the portfolio company, notwithstanding the fact that he or she may serve on the board of more than four public companies. In evaluating nominees, we consider the following factors:

•                  Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•                  Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees;

•                  Whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;

•                  Whether the board, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•                  Whether the nominee is an inside or affiliated outside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;

•                  Whether the nominee is an insider or affiliated outsider on boards that are not at least majority independent;

•                  Whether the nominee is the CEO of a publicly-traded company who serves on more than two public boards;

•                  Whether the nominee is the chairperson of a publicly-traded company who serves on more than two public;

•                  Whether the nominee serves on more than four public company boards;

•                  Whether the nominee serves on the audit committee where there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls;

•                  Whether the nominee serves on the compensation committee if that director was present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives;

•                  Whether the nominee has a material related party transaction or is believed by us to have a material conflict of interest with the portfolio company;

•                  Whether the nominee (or the overall board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment, including, among other things, whether the company’s total shareholder return is in the bottom 25% of its peer group over the prior five years;

•                  Material failures of governance, stewardship, risk oversight(1), or fiduciary responsibilities at the company;

•                  Failure to replace management as appropriate; and

•                  Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Proxy Access

We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving.  However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process. We will generally vote against proxy access except in instances where companies have displayed a lack of shareholder accountability and where the proposal is specifically defined (i.e. minimum ownership threshold, duration, etc.).

(1) Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock by the employees or directors of a company; or significant pledging of company stock in the aggregate by the officers and directors of a company.

Proxy Contests

Director Nominees in a Contested Election

By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control.  Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard such as is normally applied to changes in control.  Criteria for evaluating director nominees as a group or individually should also include: the underlying reason why the new slate (or individual director) is being proposed; performance; compensation; corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; number of other board seats; and other experience.  It is impossible to have a general policy regarding director nominees in a contested election.

Reimbursement of Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Ratification of Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally, we vote against auditor ratification and withhold votes from audit committee members if non-audit fees exceed audit fees.

We generally vote against auditor ratification if the fees paid to the audit firm are not disclosed by the company in a timely manner prior to the meeting.

We vote on a case-by-case basis on auditor rotation proposals.  Criteria for evaluating the rotation proposal include, but are not limited to: tenure of the audit firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues.

Generally, we vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

Takeover Defenses

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value.  As a result, Cohen & Steers opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management.  The following are our guidelines on change of control issues:

Shareholder Rights Plans

We acknowledge that there are arguments for and against shareholder rights plans, also known as “poison pills.”  Companies should put their case for rights plans to shareholders.

We review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision and a 20 percent or higher flip-in provision.

Greenmail

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Unequal Voting Rights

Generally, we vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Classified Boards

We generally vote in favor of shareholder proposals to declassify a board of directors, although we acknowledge that a classified board may be in the long-term best interests of the shareholders of a company in certain situations, such as continuity of a strong board and management team or for certain types of companies.  In voting on shareholder proposals to declassify a board of directors, we evaluate all facts and circumstances surrounding such proposal, including whether: (i) the current management and board have a track record of making good corporate or strategic decisions, (ii) the shareholder proposing the de-classification has an agenda in making such proposal that may be at odds with the long-term best interests of the shareholders of the company, or (iii) it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Cumulative Voting

Having the ability to cumulate our votes for the election of directors — that is, cast more than one vote for a director about whom they feel strongly — generally increases shareholders’ rights to effect change in the management of a corporation. However, we acknowledge that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders.  In voting on proposals to institute cumulative voting, we therefore evaluate all facts and circumstances surrounding such proposal and we generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for board elections and de-classified boards.

Shareholder Ability to Call Special Meeting

Cohen & Steers votes on a case-by-case basis for shareholder proposals requesting companies to amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings.  We recognize the importance on shareholder ability to call a special meeting and generally will vote for such shareholder proposals where the shareholder(s) making such proposal hold at least 20% of the company’s outstanding shares. However, we are also aware that some proposals are put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company, and in those cases we will vote against such shareholder proposals.

Shareholder Ability to Act by Written Consent

We generally vote against proposals to allow or facilitate shareholder action by written consent.  The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board

We generally vote for proposals that seek to fix the size of the board and vote against proposals that give management the ability to alter the size of the board without shareholder approval. While we recognize the importance of such proposals, we are however also aware that these proposals are sometimes put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Miscellaneous Board Provisions

Board Committees

Boards should delegate key oversight functions, such as responsibility for audit, nominating and compensation issues, to independent committees. The chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisors where appropriate at the company’s expense.

Audit, nominating and compensation committees should consist solely of non-employee directors, who are independent of management.

Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles.  We do acknowledge, however, that under certain circumstances, it may be reasonable for the CEO and Chairman roles to be held by a single person.

Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

Majority of Independent Directors

We vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Independent Committees

We vote for shareholder proposals requesting that the board’s audit, compensation, and nominating committees consist exclusively of independent directors.

Stock Ownership Requirements

We support measures requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

Term of Office

We vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Board Size

We generally vote for proposals to limit the size of the board to 15 members or less.

Majority Vote Standard

We generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

Confidential Voting

We vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We also vote for management proposals to adopt confidential voting.

Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items.  In instances where the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals.  If the combined effect is positive, we support such proposals. In the case of bundled director proposals, we will vote for the entire slate only if we would have otherwise voted for each director on an individual basis.

Disclosure of Board Nominees

We generally vote against the election of directors at companies if the names of the director nominees are not disclosed in a timely manner prior to the meeting.  However, we recognize that companies in certain emerging markets may have a legitimate reason for not disclosing nominee names. In such a rare case, if a company discloses a legitimate reason why such nominee names should not be disclosed, we may vote for the nominees even if nominee names are not disclosed in a timely manner.

Disclosure of Board Compensation

We generally vote against the election of directors at companies if the compensation paid to such directors is not disclosed in a timely manner prior to the meeting.  However, we recognize that companies in certain emerging markets may have a legitimate reason for not disclosing such compensation information. In such a rare case, if a company discloses a legitimate reason why such compensation should not be disclosed, we may vote for the nominees even if compensation is not disclosed in a timely manner.

Date/Location of Meeting

We vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

Adjourn Meeting if Votes are Insufficient.

Open-end requests for adjournment of a shareholder meeting generally will not be supported.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

Disclosure of Shareholder Proponents

We vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Other Business

Cohen & Steers will generally vote against proposals to approve other business where we cannot determine the exact nature of the proposal to be voted on.

Capital Structure

Increase Additional Common Stock

We generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

•                  creates a blank check preferred stock; or

•                  establishes classes of stock with superior voting rights.

Blank Check Preferred Stock

Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares.  We may vote in favor of this type of proposal when we receive assurances to our reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock.  These representations should be made either in the proxy statement or in a separate letter from the company to Cohen & Steers.

Pre-emptive Rights

We believe that the governance and regulation of public equity markets allow for adequate shareholder protection against dilution.  Further, we believe that companies should have more flexibility to issue shares without costly and time constraining rights offerings. As such, we do not believe that pre-emptive rights are necessary and as such, we generally vote for the issuance of equity shares without pre-emptive rights. On a limited basis, we will vote for shareholder pre-emptive rights where such pre-emptive rights are necessary, taking into account the best interests of the company’s shareholders.

We acknowledge that international local practices typically call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights).  While we would prefer that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, in markets outside the US we will approve issuance requests without pre-emptive rights for up to 100% of a company’s outstanding capital.

Dual Class Capitalizations

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we vote against adoption of a dual or multiple class capitalization structure.

Restructurings/Recapitalizations

We review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis.  In voting, we consider the following issues:

•                  dilution—how much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•                  change in control—will the transaction result in a change in control of the company?

•                  bankruptcy—generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Boards may institute share repurchase or stock buy-back programs for a number of reasons. Cohen & Steers will generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case-by-case basis after reviewing the individual situation of the company receiving the proposal.

Executive and Director Compensation

Executive Compensation (“Say on Pay”)

Votes regarding shareholder “say on pay” are determined on a case-by-case basis.  Generally, we believe that executive compensation should be tied to the long-term performance of the executive and the company both in absolute and relative to the peer group.  We therefore monitor the compensation practices of portfolio companies to determine whether compensation to these executives is commensurate to the company’s total shareholder return (TSR) (i.e., we generally expect companies that pay their executives at the higher end of the pay range to also be performing commensurately well).

Further, pay elements that are not directly based on performance are generally evaluated on a case-by-case basis considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The following list highlights certain negative pay practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•                  Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•                  Excessive perquisites or tax gross-ups;

•                  New or extended agreements that provide for:

•                  CIC payments exceeding 3 times base salary and bonus;

•                  CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•                  CIC payments with excise tax gross-ups (including “modified” gross-ups).

Also, we generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

We generally vote for annual advisory votes on compensation as we note that executive compensation is also evaluated on an annual basis by the company’s compensation committee.

Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis.  The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders).  Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options or restricted stock, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.  Every award type is valued.  An estimated dollar cost for the proposed plan and all continuing plans is derived.  This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power. Once the cost of the plan is estimated, it is compared to an allowable industry-specific and market cap-based dilution cap.

If the proposed plan cost is above the allowable cap, an against vote is indicated.  If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines.  If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote— even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by Cohen & Steers).

Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

Reload/Evergreen Features

We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Golden Parachutes

In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. In particular, we oppose the use of employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) and generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

We vote on a case-by-case basis on proposals to approve the company’s golden parachute compensation. Features that may lead to a vote against include:

•                  Potentially excessive severance payments (cash grants of greater than three times annual compensation (salary and bonus));

•                  Agreements that include excessive excise tax gross-up provisions;

•                  Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•                  Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•                  Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•                  In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•                  The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Purchase Plans

We support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Option Expensing

We vote for shareholder proposals to expense fixed-price options.

Vesting

We believe that restricted stock awards normally should vest over at least a two-year period.

Option Repricing

Stock options generally should not be re-priced, and never should be re-priced without shareholder approval.  In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater.  Cohen & Steers will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Recoup Bonuses

We vote on a case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

Incorporation

Reincorporation Outside of the United States

Generally, we will vote against companies looking to reincorporate outside of the U.S.

Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions). In voting on these shareholder proposals, we evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing such measure has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis. In making our decision, we review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

We vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.  We support proposals that seek to lower super-majority voting requirements.

Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company.  This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others.  We generally vote against proposals to adopt such charter provisions.  We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

Changing Corporate Name

We vote for changing the corporate name.

Shareholder Rights

Our position on the rights of shareholders is as follows:

•                  Shareholders should be given the opportunity to exercise their rights. Notification of opportunities for the exercise of voting rights should be given in good time.

•                  Shareholders are entitled to submit questions to company management.

•                  Minority shareholders should be protected as far as possible from the exercise of voting rights by majority shareholders.

•                  Shareholders are entitled to hold company management as well as the legal person or legal entity accountable for any action caused by the company or company management for which the company, company management or legal entity should bear responsibility.

Environmental and Social Issues

We recognize that the companies in which we invest can enhance shareholder value and long-term profitability by adopting policies and procedures that promote corporate social and environmental responsibility.  Because of the diverse nature of environmental and social shareholder proposals and the myriad ways companies deal with them, these proposals should be considered on a case-by-case basis. All such proposals are scrutinized based on whether they contribute to the creation of shareholder value, are reasonable and relevant, and provide adequate disclosure of key issues to shareholders.  When evaluating social and environmental shareholder proposals, we tend to focus on the financial aspects of the social and environmental proposals, and we consider the following factors (in the order of importance as set forth below):

•                  Whether adoption of the proposal is likely to have significant economic benefit for the company, such that shareholder value is enhanced or protected by the adoption of the proposal;

•                  Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action, as many social and environmental issues are more properly the province of government and broad regulatory action;

•                  Whether the subject of the proposal is best left to the discretion of the board;

•                  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•                  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•                  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•                  Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•                  Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•                  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of March 2, 2015, is set forth below.

Joseph Harvey • Vice president • Portfolio manager since 2004	President of Cohen & Steers Capital Management, Inc. (“C&S”) and Cohen & Steers, Inc. (“CNS”).
Thomas N. Bohjalian • Vice president • Portfolio manager since 2006	Executive vice president of C&S.
William F. Scapell • Vice president • Portfolio manager since 2005	Executive vice president of C&S.
Jason A. Yablon • Vice president • Portfolio manager since 2012	Senior vice president of C&S.

C&S utilizes a team-based approach in managing the registrant. Mr. Harvey is the leaders of this team and acts in a supervisory capacity. Mr. Bohjalian and Mr. Yablon direct and supervise the execution of the registrant’s investment strategy, and lead and guide the other members of the team.  Mr. Scapell manages the registrant’s preferred securities investments.

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of December 31, 2014, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  Three (3) of the 36 other accounts managed by Mr. Harvey, with total assets of $558.0 million, are subject to performance-based fees. One (1) of the 22 other accounts managed by Mr. Bohjalian, with total assets of $105.8 million, is subject to performance-based fees. One (1) of the 3 other accounts managed by Mr. Yablon, with total assets of $377.9 million, is subject to performance-based fees.

Joseph Harvey

	Number of accounts	Total assets

• Registered investment companies	14	$21,908,155,000
• Other pooled investment vehicles	29	$16,726,211,000
• Other accounts	36	$5,335,428,000

William F. Scapell

	Number of accounts	Total assets

• Registered investment companies	8	$11,608,613,000
• Other pooled investment vehicles	4	$11,033,474,000
• Other accounts	8	$984,722,000

Thomas Bohjalian

	Number of accounts	Total assets

• Registered investment companies	6	$14,841,780,000
• Other pooled investment vehicles	7	$12,962,211,000
• Other accounts	22	$2,596,213,000

Jason A. Yablon

	Number of accounts	Total assets

• Registered investment companies	7	$14,530,228,000
• Other pooled investment vehicles	0	$0
• Other accounts	3	$831,520,000

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of December 31, 2014:

Dollar Range of Securities Owned

Joseph Harvey	$0–$10,000
Thomas Bohjalian	None
William F. Scapell	$0–$10,000
Jason A. Yablon	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the Advisor and its affiliated companies (the “CNS Accounts”).  Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts.  It is the policy of the Advisor however not to put the interests of the CNS Accounts ahead of the interests of client accounts.  The Advisor may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts.  For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading.  As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order.  Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known.  In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts.  In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

C&S Compensation Structure. Compensation of C&S’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of C&S’s parent, CNS. C&S’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of C&S’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect in the January following the fiscal year-end of CNS.

Method to Determine Compensation. C&S compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate the portfolio managers’ performance for compensation purposes, including the FTSE NAREIT Equity REIT Index with respect to Messrs. Harvey, Bohjalian and Yablon and the BofA Merrill Lynch REIT Preferred Index with respect to Mr. Scapell.  In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. C&S has three funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of C&S varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Advisor and CNS.  While the annual salaries of the Advisor’s portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date:	March 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date:	March 2, 2015